Exhibit 10.1

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is made as of 15 day of November, 2024

BETWEEN:

PLANTIFY FOODS, INC., a company incorporated under the laws of the Province of British Columbia, having an office at 2264 East 11th Avenue, Vancouver, British Columbia V5N 1Z6

(the “Debtor”)

AND:

N2OFF, INC., a company incorporated under the laws of the State of Nevada, having an office at HaPardes 134, Neve Yarak, Israel

(the “Creditor”)

WHEREAS:

A.	The Debtor is indebted to the Creditor (each, a “Party” and collectively, the “Parties”) in the total amount set out (and broken down) in Schedule A to this Agreement (the “Debt”).

B.	The Debtor wishes to settle the Debt by issuing common shares in the capital of the Debtor (the “Shares”) to the Creditor, and the Creditor is prepared to accept Shares in full satisfaction of the Debt, on the terms and conditions set out herein.

NOW THEREFORE in consideration of the representations, warranties, covenants and agreements hereinafter set forth and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the Parties), the Parties agree as follows:

1.	ACKNOWLEDGEMENT OF DEBT

The Debtor acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

2.	cLOSING

The closing of the Debt settlement contemplated by this Agreement (the “Closing”) shall occur at the offices in Vancouver, BC of Owen Bird Law Corporation (“Owen Bird”) on the day which is the third Business Day after the Debtor’s receipt of acceptance of the TSX Venture Exchange to the filing of this Agreement, or such other date and/or location as may be agreed by the Parties (the “Closing Date”). In this Agreement, “Business Day” means a day that is not Saturday, Sunday, or a day observed as a bank holiday or a statutory holiday in the Province of British Columbia.

3.	TERMS OF SETTLEMENT

3.1.	Issuance of Shares

On the Closing Date and subject to the conditions as set out herein, the Debtor shall issue to the Creditor that number of Shares, at the price per Share, as set out in Schedule A hereto (the “Settlement Shares”) in full and final payment of the Debt, and the Creditor agrees to accept the Shares as full and final payment of the Debt. Within two Business Days of the Closing Date, the Debtor shall deliver to the Creditor the stock certificate, or evidence of the direct registration system notice, representing the Settlement Shares (in either case, the “Certificate”) bearing the applicable legends required pursuant to section 3.3(d) hereof.

3.2.	Release

The Creditor hereby agrees that, upon receipt of the Certificate by the Creditor, the Debt will be fully satisfied and extinguished and, at such time, the Creditor shall be deemed to have irrevocably and unconditionally remised, released and forever discharged the Debtor from all claims, demands, obligations and damages of whatsoever kind in connection with, arising under, or related to, the Debt.

3.3.	Securities Laws Exemptions; Resale Restrictions

The Creditor acknowledges to the Debtor that:

(a)	the Debtor is relying on an exemption from the prospectus and registration requirements of applicable securities laws to permit the issuance of the Settlement Shares in consideration of the cancellation of the Debt and, as a result (i) certain protections, rights and remedies provided by applicable securities laws, including statutory rights of recission and certain statutory remedies against an issuer, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus will not be available to the Creditor, (ii) the common law may not provide the Creditor with an adequate remedy in the event that it suffers investment losses in connection with the Settlement Shares, (iii) the Creditor may not receive information that would otherwise be required to be given under applicable securities laws, and (iv) the Debtor is relieved of certain obligations that would otherwise apply under applicable securities laws;

(b)	the Settlement Shares have not and will not be registered under the Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States and that the Settlement Shares may not be offered, pledged or sold, assigned, or otherwise transferred, directly or indirectly, to, or for the account or benefit of, a person in the United States or a U.S. person without registration under the U.S. Securities Act and applicable state securities laws or compliance with the requirements of an exemption from such registration, and it acknowledges that the Debtor has no present intention of filing or obligation to file a registration statement under the U.S. Securities Act or applicable state securities laws in respect of the issuance or resale of the Settlement Shares. For the purposes hereof, “United States” and “U.S. person” have the respective meanings ascribed to such terms in Rule 902 of Regulation S under the U.S. Securities Act;

(c)	the ability of the Creditor to transfer the Settlement Shares is limited by, among other things, applicable securities laws and policies of the TSX Venture Exchange and the U.S. Securities Act. In particular, the Creditor acknowledges that the Settlement Shares are subject to resale restrictions under National Instrument 45-102 Resale of Securities (“NI 45-102”) and may not be sold or otherwise disposed of in Canada for a period of four months and one day from the date of distribution of the Settlement Shares, unless a statutory exemption is available or a discretionary order is obtained from the applicable securities commission allowing the earlier resale thereof, and may be subject to additional resale restrictions if such sale or other disposition would be a “control distribution”, as that term is defined in NI 45-102; and

(d)	if required by applicable law, a legend in substantially the following form shall be placed on the Certificate:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE ♦.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE. A NEW CERTIFICATE NOT BEARING THIS LEGEND MAY BE OBTAINED UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE SALE OF SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL ♦.

3.4.	Cancellation of Convertible Debenture and Line of Credit

The Convertible Debenture (as defined in Schedule A hereto) shall forthwith upon the Closing be deemed to have been cancelled and the Line of Credit (as defined in Schedule A hereto) shall be terminated in its entirety.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Representations and Warranties of the Debtor

The Debtor represents and warrants to the Creditor as follows and acknowledges that the Creditor is relying on such representations and warranties:

(a)	Organization, Standing, Capacity. The Debtor is duly incorporated and validly existing and in good standing under the laws of the Province of British Columbia with respect to the filing of annual reports with the Registrar of Companies for British Columbia and has the requisite power, authority, legal capacity and competence to execute and deliver this Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Debtor hereunder.

(b)	Corporate Approval and Authority. The Debtor has taken all corporate steps necessary to duly authorize all matters in connection with this Agreement, including, without limitation, the execution and delivery of this Agreement and such other agreements and instruments as contemplated herein and the allotment and issuance of the Settlement Shares, and this Agreement will create valid and legally binding obligations of the Debtor enforceable against the Debtor in accordance with the terms hereof.

(c)	Fully Paid and Non-Assessable. The Settlement Shares will, upon issuance, be validly issued as fully paid and non-assessable common shares in the capital of the Debtor. Upon issuance of the Settlement Shares in accordance with this Agreement, the Creditor will be the registered, legal and beneficial owner of the Settlement Shares with good and marketable title thereto, free and clear of any lien or other encumbrance, limitation or restriction of any nature, other than as provided in applicable securities laws.

(d)	No Conflicts. The execution, delivery and performance of this Agreement by the Debtor and the consummation by the Debtor of the transactions contemplated hereby, including without limitation the issuance of the Settlement Shares, in accordance with the provisions of this Agreement do not and will not (a) result in a violation of the notice of articles and articles of the Debtor or (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, instrument or any provision of any underwriting or similar agreement to which the Debtor is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including securities laws and regulations) applicable to the Debtor or by which any property or asset of the Debtor is bound or affected nor is the Debtor otherwise in violation of, conflict with or in default under any of the foregoing. The Debtor is not required under law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Settlement Shares in accordance with the terms hereof (other than Debtor’s receipt of acceptance of the TSX Venture Exchange to the filing of this Agreement, which shall be received prior to Closing).

4.2.	Representations and Warranties of the Creditor

The Creditor represents and warrants to the Debtor as follows and acknowledges that the Debtor is relying on such representations and warranties:

(a)	Capacity and Authority. The Creditor has the requisite power, authority, legal capacity and competence to execute and deliver this Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Creditor hereunder. This Agreement has been duly and validly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, the Creditor.

(b)	Title to Convertible Debenture. The Creditor is the registered, legal and beneficial owner of the Convertible Debenture with good and marketable title thereto and the Convertible Debenture is free and clear of any lien or other encumbrance, limitation or restriction of any nature. The Creditor has not assigned, transferred, sold, pledged, conveyed or otherwise disposed of (or attempted any of the foregoing with respect to) the Convertible Debenture or any common shares of the Debtor acquirable on conversion thereof.

(c)	Acquisition as Principal. The Creditor is acquiring the Settlement Shares as principal for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same.

(d)	Risk of Loss. The Creditor can bear the economic risk of its investment in the Settlement Shares and possesses such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Settlement Shares.

5.	CONDITIONS

The respective obligations of each of the Parties to effect the Closing shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

(a)	Representations and Warranties. The representations and warranties made by the Parties contained herein shall be true and correct in all material respects at the Closing with the same force and effect as though such representations and warranties had been made as of the Closing.

(b)	Consents. The Debtor shall have obtained all necessary agreements, approvals and consents of any person, including the consent of the TSX Venture Exchange to the filing of this Agreement.

6.	RELEASE OF SECURITY

Forthwith upon the Closing, the Creditor will release the Security (as defined in the Convertible Debenture) in accordance with section 13.06 of the general security agreement dated April 4, 2023 between the Creditor and the Debtor securing the obligations of the Debtor under the Convertible Debenture (the “General Security Agreement”).

7.	cOLLECTION OF PERSONAL INFORMATION

The Creditor acknowledges and consents to the collection, use and disclosure of personal information by the TMX Group Limited and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange for the following purposes: (i) to verify personal information that has been provided about an individual, (ii) to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of an issuer or its associates or affiliates, (iii) to conduct enforcement proceedings, and (iv) to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the TSX Venture Exchange, applicable securities laws and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada. The Creditor further acknowledges that as part of this process, the TSX Venture Exchange also collects additional personal information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished. The personal information collected by the TSX Venture Exchange may also be disclosed (i) to the aforementioned agencies and organizations or as otherwise permitted or required by law and may be used for the purposes described above for their own investigations, and (ii) on the TSX Venture Exchange’s website or through printed materials published by or pursuant to the directions of the TSX Venture Exchange. The TSX Venture Exchange may from time to time use third parties to process information and/or provide other administrative services and may share information with such third-party services providers.

Certain information, including among other things, the name, address, telephone number and email address of the Creditor, the number of Settlement Shares, the consideration payable for the Settlement Shares, the Closing Date and the prospectus exemption under which the Settlement Shares will be issued to the Creditor will be disclosed to the Canadian securities regulatory authorities, and such information is being indirectly collected by the Canadian securities regulatory authorities under the authority granted to them under Canadian securities legislation. This information is being collected for the purposes of the administration and enforcement of Canadian securities legislation. The Creditor hereby authorizes the indirect collection of such information by the Canadian securities regulatory authorities. In the event the Creditor has any questions with respect to the indirect collection of such information, it should contact the British Columbia Securities Commission as follows:

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2 Canada

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Email: FOI-privacy@bcsc.bc.ca

Public official contact: FOI Inquiries

8.	GENERAL

8.1.	Entire Agreement; Modification

This Agreement supersedes all prior agreements, understandings, negotiations, written or oral, with respect to the subject matter hereof. This Agreement may not be amended or modified in any respect except by written instrument executed by each of the Parties.

8.2.	Notices

Any notices required to be given by either Party to the other under this Agreement shall be in writing and shall be sufficiently given if mailed by prepaid registered mail to the other Party at its address first above written. All such notices shall be conclusively deemed to have been given and received on the second business day after the day of such mailing. Either Party may by notice in writing to the other designate another address to which notices mailed more than 10 days after the giving of notice of change of address shall be addressed.

8.3.	Governing Law

This Agreement shall be governed by and construed solely in accordance with the laws of the Province of British Columbia (without giving effect to its conflict of laws principles) and the laws of Canada applicable therein. Any and all disputes arising under this Agreement, whether as to interpretation, performance or otherwise, shall be subject to the exclusive jurisdiction of the courts of the Province of British Columbia and each of the Parties irrevocably attorns to the jurisdiction of the courts of such Province.

8.4.	Time of the Essence

Time shall be of the essence of this Agreement.

8.5.	Severance

If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.

8.6.	Further Assurances

Each Party shall, with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated hereby, and each Party shall provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions whether before or after the Closing Date.

8.7.	Enurement and Assignment

This Agreement shall enure to the benefit of and be binding upon each the Parties and their respective successors and assigns. This Agreement may not be assigned by either Party without the prior written consent of the other Party.

8.8.	Independent Legal and Tax Advice

The Creditor acknowledges that Owen Bird acts solely on behalf of the Debtor in respect of this Agreement and that it has been advised to seek, has had the opportunity to seek, and was not discouraged from seeking independent legal, tax and other advice prior to the execution and delivery of this Agreement and that, if it did not avail itself of that opportunity prior to signing this Agreement, it did so voluntarily without any pressure or influence by the Debtor.

The Creditor acknowledges that there may be material tax consequences to the Creditor of an acquisition or disposition of the Settlement Shares and the Debtor gives no opinion and makes no representation to the Creditor with respect to the tax consequences to the Creditor under applicable federal, state, provincial, local or foreign tax laws.

8.9.	Execution

The Parties agree that this Agreement may be executed in counterparts, and may be signed and delivered through digital signature software or electronically signed and delivered by facsimile transmission or by email in Portable Document File (PDF) format, each of which so signed will be deemed to be an original and all of which together shall form one and the same instrument, and notwithstanding the date of execution shall be deemed to bear the date set forth above.

IN WITNESS WHEREOF the Parties have executed this Agreement with effect of the above effective date notwithstanding its actual date of execution.

PLANTIFY FOODS, INC.

Per:	/s/ Gabi Kabazo
Name:	Gabi Kabazo
Title:	Chief Financial Officer

N2OFF, INC.

Per:	/s/ David Palach
Name:	David Palach
Title:	Chief Executive Officer

SCHEDULE A

THE DEBT

Components of Debt	Deemed Price of Shares	Number of Shares	Reason Debt Incurred
Principal: CDN$1,500,000.00 Interest: CDN$191,342.47	$0.848	1,994,507	Series 2023-I convertible debenture represented by certificate no. 1 which matured on October 4, 2024 (the “Convertible Debenture”)
Principal: USD$250,000.00 Interest: USD$8,240.66	$0.848	426,341	Draws against line of credit (the “Line of Credit”)

Total amount of Debt: CDN$2,052,879.39